                                                                   Exhibit 10.13

                               PURCHASE AGREEMENT

                        Purchase Agreement,  dated as of October 2, 2002, by and
between  NYFIX,  Inc.,  a New York  corporation  (the  "Buyer"),  and the  other signatories hereto (the "Sellers").

                        WHEREAS,   the  Sellers   currently   own  100%  of  the
outstanding  units of  membership  interests  ("Units") of  Renaissance  Trading
Technologies, LLC (the "Company"); and

                        WHEREAS, the Sellers desire to sell, and the Buyer
wishes to purchase, such number of Units as equals 18% of the outstanding Units, upon the terms and subject to the conditions hereafter set forth.

                        NOW, THEREFORE,  in order to implement the foregoing and
in consideration of the mutual agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  SALE OF SHARES.
            --------------

            1.1.  AGREEMENT  TO PURCHASE AND SELL.  The Buyer  hereby  agrees to purchase  an  aggregate  of 18% of the Units (the  "Purchased  Units")  from the
Sellers,  and the Sellers  hereby  agree to sell 18% of each of their  number of
Units to the Buyer,  for an  aggregate of 300,000  shares (the  "Shares") of the
Buyer's  common stock.  The Sellers shall  contribute an aggregate of 150,000 of the Shares to the  Company  (the  "Employees  Shares"),  which  Shares  shall be distributed  by the Company to its employees  who become  members of the Company after the date hereof.  Each Seller shall receive 50,000 Shares (which shall not come from the Employees Shares).

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE SELLER.
            --------------------------------------------

            Each of the Sellers,  jointly and  severally,  hereby  represent and warrant to the Buyer that:

            2.1. ORGANIZATION; GOOD STANDING. The Company is a limited liability company duly organized,  validly existing and in good standing under the laws of the State of Delaware and has all requisite  limited liability company power and authority  to carry on its  business  as now  conducted  and as  proposed  to be conducted.  The Company is duly  qualified  to transact  business and is in good standing in each  jurisdiction  in which the failure so to qualify  would have a material adverse effect on its business or properties.

            2.2 VALIDITY.  This Agreement has been duly and validly executed and delivered by such Seller and constitutes a legal, valid and binding agreement of such  Seller,  enforceable  against  such Seller in  accordance  with its terms, except  as  such  enforceability  may  be  affected  by  applicable  bankruptcy, insolvency or similar laws relating to or affecting  creditors' rights generally or by equitable principles.

            2.3. NO CONSENTS;  NO  CONTRAVENTION.  The  execution,  delivery and performance by such Seller of this Agreement does not require any authorization, consent,  approval  or  action  by  or  in  respect  of,  or  filing  with,  any governmental body, agency, official or other person and does not contravene,  or constitute a default under,  any provision of applicable law or regulation or of any agreement,  judgment, order, decree or other instrument to which such Seller is a party or by which such Seller is bound.

            2.4.   CAPITALIZATION.   The  outstanding  capital  of  the  Company
currently  consists  of  10,000,000  Units,  all  of  which  are  owned,  in the aggregate,  by the Sellers. There are no outstanding options,  warrants,  rights
(including  conversion or preemptive  rights) or agreements  for the purchase or acquisition from the Company of any membership  interests or other securities of the  Company.  The  Company  is not a  party  or  subject  to any  agreement  or understanding  of any kind,  and there is no agreement or  understanding  of any
kind  between  any  individual,  corporation,   partnership,  limited  liability
company,  association,  trust or  other  entity  or  organization,  including  a government or political  subdivision or an agency or instrumentality  thereof (a
"Person"), which affects or relates to the acquisition, disposition or voting or giving of written  consents  with respect to any  security of the  Company.  The
Company has no subsidiaries  and does not currently own or control,  directly or indirectly, any interest in any other Person.

            2.5.  GOOD  AND  TRANSFERABLE   TITLE.  Such  Seller  has  good  and
transferable  title to his Units,  and such Units will be  transferred  free and clear of any lien, pledge, mortgage, charge, security interest or encumbrance of any kind, except for encumbrances imposed by federal and state securities laws.

            2.6. NO LITIGATION.  (i) There is no action,  suit,  proceeding,  or investigation  pending or to the Sellers' knowledge currently threatened against the Company (nor, to their  knowledge,  is there any reasonable basis therefor);
(ii) the Company is not a party or subject to the provisions of any order, writ,
injunction,   judgment,   or  decree  of  any  court  or  government  agency  or
instrumentality; and (iii) there is no action, suit, proceeding or investigation involving the Company or the Sellers which such parties intend to initiate.

            2.7.  DISCLOSURE.  No  representation,  warranty or statement by the
Seller or the Company made in this Agreement  contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein, in light of the circumstances  under which they were made, not misleading.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE BUYER.
            -------------------------------------------

            The Buyer hereby represents and warrants to the Seller that:

            3.1. VALIDITY. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes a legal,  valid and binding  agreement of the Buyer, enforceable against the Buyer in accordance with its terms, except as such  enforceability  may be affected by  applicable  bankruptcy,  insolvency or similar  laws  relating  to  or  affecting  creditors'  rights  generally  or by equitable principles.

            3.2. NO CONSENTS;  NO  CONTRAVENTION.  The  execution,  delivery and performance by the Buyer of this  Agreement does not require any  authorization, consent,  approval  or  action  by  or  in  respect  of,  or  filing  with,  any governmental body, agency, official or other Person and does not contravene,  or constitute a default under,  any provision of applicable law or regulation or of any agreement, judgment, order, decree or other instrument to which the Buyer is a party or by which the Buyer is bound.

            3.3. RESTRICTED SECURITIES. The Buyer understands that the Units are characterized as "restricted  securities" as defined under Rule 144 of the Rules and  Regulations  promulgated  under the Securities Act of 1933, as amended (the
"Securities Act"), and understands the resale limitations imposed by such rule.

            3.4. LEGEND. It is understood that the certificate  representing the
Units will bear the following or similar legend:

            "THESE  SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
            OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED
            OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT UNDER THE
            ACT IN EFFECT  WITH  RESPECT  TO THESE  SECURITIES  OR AN OPINION OF
            COUNSEL   REASONABLY   SATISFACTORY   TO  THE   COMPANY   THAT  SUCH
            REGISTRATION IS NOT REQUIRED."

SECTION 4.  REGISTRATION RIGHTS.
            -------------------

            4.1. REGISTRATION OF THE SHARES; LOCK-UP. (a) The Shares received by the Sellers as  consideration  for the Units shall not  initially be  registered under the Securities Act of 1933, as amended (the  "Securities  Act"), and shall bear a legend to such  effect in the form  determined  by the  Buyer.  The Buyer hereby agrees to file a registration  statement  pursuant to the Securities Act, covering the resale of all of the Shares (the  "Registration  Statement") by the
Sellers and the employees of the Company  receiving Shares upon the distribution
contemplated   by  Section  1.1  hereof  (each  a  "Selling   Stockholder"   and
collectively,  the "Selling  Stockholders"),  as soon as  practicable  but in no event later than 60 days from the date of this  Agreement  (the "Filing  Date").
The Buyer  will use its  reasonable  best  efforts  to cause  such  Registration
Statement to be declared  effective by the Securities  Exchange  Commission (the
"SEC") as soon as  practicable  after such filing.  The Buyer also agrees to use its  reasonable  best  efforts  to keep  the  Registration  Statement  effective
(including  the  preparation  and  filing  of  any  amendments  and  supplements
necessary  for  that  purpose)   during  the  period  from  the  date  that  the
Registration Statement is declared effective by the SEC until the earlier of (i)
the date on which the Selling Stockholders shall have sold all of the Shares and
(ii) the date on which all of the Shares are eligible to be sold or transferred, without holding period or volume  limitations,  pursuant to Rule 144 promulgated under the Securities Act (the "Effective  Period").  The Buyer agrees to provide to each Selling Stockholder the number of copies of the final prospectus and any amendments or supplements  thereto as are

reasonably  requested  by such  Selling  Stockholder.  The Buyer shall  promptly notify the Selling  Stockholders  of any threatened  stop order by the SEC or if the  Registration  Statement  ceases to be effective  for any reason at any time during the Effective Period, and NYFIX shall use its reasonable best efforts and take all reasonable  actions required to prevent the entry of such stop order or to obtain  the  prompt  withdrawal  of any order  suspending  the  effectiveness thereof.

            (b) Notwithstanding the effectiveness of the Registration Statement, each of the Sellers  hereby  agrees that he shall not,  directly or  indirectly, sell,  offer to  sell,  contract  to  sell,  transfer,  pledge,  hypothecate  or otherwise  transfer  or dispose of any of the  Shares,  except  pursuant  to the following schedule: Dates % of Shares Permitted to be Sold

                    Dates                   % of Shares Permitted to be Sold
                    -----                   --------------------------------

Prior to the one-year anniversary
   of the date hereof                       up to 40%
After the first year and prior to
   the two-year anniversary                 up to an aggregate of 60%
After the second year and prior to
   the three-year anniversary               up to an aggregate of 80%
After the third year                        up to an aggregate of 100%

            4.2. RESTRICTIONS OF REGISTRATION.  Notwithstanding  anything to the contrary  contained in Section 4.1 above, if the Board of Directors of the Buyer determines reasonably and in good faith that (i) such filing would jeopardize or delay any plan by the Buyer to engage in any  acquisition  of assets (other than in the ordinary course of business) or any merger,  consolidation,  tender offer or other significant transaction,  (ii) such filing would require the disclosure of  material  information  that the Buyer has a bona fide  business  purpose for preserving as  confidential or (iii) at such time the Buyer is unable to comply, despite its best efforts to so comply, with the filing  requirements  applicable to the  requested  registration,  then the Buyer may  postpone the filing or the effectiveness of such registration  statement until the earlier of the date that is 60 days  from the  Filing  Date or (x) the date upon  which the  contemplated transaction is completed or abandoned,  (y) the date the material information is otherwise  disclosed  to the public or ceases to be material or (z) the date the
Buyer is able to comply with the applicable filing requirements.

            4.3. BUYER  INDEMNIFICATION.  The Buyer agrees to indemnify,  to the fullest  extent  permitted  by law,  each Seller  against  all  losses,  claims, damages,  liabilities and expenses  (including,  but not limited to,  reasonable attorneys' fees) to which such  indemnified  party may become subject insofar as they are caused by, arise out of, or are based upon any untrue or alleged untrue statement  of a material  fact  contained  in any  registration  statement,  any prospectus or  preliminary  prospectus  or any  amendment  thereof or supplement thereto,  or any omission or alleged  omission to state  therein a material fact required to be stated  therein or  necessary to make the  statements  therein in light of the  circumstances  in which  they  were  made not  misleading,  except insofar as the same are (i) caused by or  contained  in any written  information furnished to the Buyer by a Seller  expressly  for use  therein,  (ii) caused by such  Seller's  failure  to  deliver  a copy of the  registration  statement  or prospectus or any amendment or supplement  thereto as required by the Securities
Act or (iii) caused by the use of a prospectus or preliminary  prospectus or any amendment or  supplement  thereto after receipt of notice from the Buyer that it should no longer be used.

            4.4. SELLERS INFORMATION; SELLERS INDEMNIFICATION. Each Seller shall furnish to the Buyer in writing such  information  and  affidavits  as the Buyer reasonably  requests for use in connection with any such registration  statement or prospectus  and, to the fullest  extent  permitted by law, will indemnify the
Buyer, its directors, officers and employees, each underwriter (if any) and each
Person who  controls  the Buyer or such  underwriter  (within the meaning of the
Securities  Act or the  Securities  Exchange  Act of 1934)  against  any losses, claims,  damages,  liabilities  and  expenses  (including,  but not  limited to, attorneys' fees) to which such  indemnified  party may become subject insofar as they are caused by, arise out of, or are based upon any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged  omission to state  therein a material  fact  required to be stated  therein  or  necessary  to make the  statements  therein in light of the circumstances  in which  they were made not  misleading,  but only to the extent that such untrue  statement or omission is contained in any written  information or affidavit so furnished in writing by such Seller expressly for use therein or the failure by such Seller to deliver a copy of the  registration  statement  or prospectus or amendment or supplement thereto as required by the Securities Act.
The liability of any Seller under this Section 4.4 shall not in any event exceed the net proceeds  received by such Seller from the sale of Shares covered by the
Registration Statement.

            4.5.    INDEMNIFICATION    PROCEDURE.   Any   Person   entitled   to
indemnification under Sections 4.3 or 4.4 above, will (i) use reasonable efforts to give  prompt  written  notice to the  indemnifying  party of any  claim  with respect to which it seeks  indemnification  and (ii) unless in such  indemnified party's reasonable  judgment a conflict of interest between such indemnified and indemnifying  parties  may  exist  with  respect  to  such  claim,  permit  such indemnifying  party to assume the defense of such claim with counsel  reasonably satisfactory to the indemnified party;  provided,  however,  that the failure of any Person  entitled  to  indemnification  hereunder  to give such notice to the indemnifying  party  shall not  constitute  a waiver  of,  or a  defense  of the indemnifying party to, such Person's right to  indemnification  hereunder unless such failure has a material adverse effect upon the indemnifying party's ability to defend said action. If such defense is assumed,  the indemnifying  party will not be subject to any liability for any settlement made by the indemnified party without  its consent  (which  consent  will not be  unreasonably  withheld).  An indemnifying  party who is not entitled to, or elects not to, assume the defense of a claim will not be  obligated  to pay the fees and expenses of more than one counsel for all parties  indemnified by such indemnifying  party with respect to such  claim,  unless  in the  reasonable  judgment  of any  indemnified  party a conflict of interest may exist between such  indemnified  party and any other of such  indemnified  parties  with  respect  to such  claim,  in which  event  the indemnifying  party  will  pay the  fees and  expenses  of up to one  additional counsel.

SECTION 5.  MISCELLANEOUS.
            -------------

            5.1.  ASSIGNMENT.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            5.2. SURVIVAL.  All representations,  warranties and agreements made in this Agreement shall survive the execution hereof.

            5.3. ENTIRE AGREEMENT.  This Agreement  supersedes any and all prior contracts,  understandings,  discussions  and  agreements  between  the  parties hereto,  and constitutes the complete  understanding  between the parties,  with respect to the subject matter hereof. No statement, representation,  warranty or covenant has been made by any party with respect thereto except as expressly set forth herein.

            5.4.  MODIFICATION; WAIVER.  This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed,  in the case of an  amendment,  by all the  undersigned,  or in the case of a waiver,  by the party  against  whom the waiver is to be  effective.  No failure or delay by any party in exercising any right,  power or privilege  hereunder shall operate as a waiver  thereof nor shall any single or partial  exercise  thereof  preclude any other or further exercise  thereof or the exercise of any other right,  power or privilege. The rights and remedies herein provided shall be cumulative and shall not be exclusive to any rights or remedies by law or at equity.

            5.5.  APPLICABLE  LAW.  This  Agreement  shall  be  governed  by and construed  and  enforced in  accordance  with the laws of the State of New York, regardless  of the law that might be applied  under  principles  of conflicts of law.

            5.6. SEVERABILITY.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction,  be ineffective  to the  extent  of  such  invalidity  or  unenforceability  without rendering  invalid or  unenforceable  the remaining terms and provisions of this
Agreement or affecting  the  validity or  enforceability  of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this
Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as to be enforceable.

            5.7. EXPENSES OF THE TRANSACTION. Each party to this Agreement shall pay all costs and expenses  incurred by it in connection with this Agreement and the transactions contemplated hereby.

            5.8.  FURTHER  ASSURANCES.  From time to time, at the request of any
party  hereto  or  as  required  under   applicable  law  and  without   further
consideration,  each party  hereto will  execute and deliver to such  requesting party or other person or persons,  as appropriate,  such documents and take such other action (but without incurring any financial obligation except as otherwise required by this Agreement) as such requesting  party may reasonably  request in order to consummate  more  effectively and in accordance with applicable law the transactions contemplated hereby.

            5.9.  NOTICES.  All notices and other  communications  provided  for herein  shall be in writing and shall be deemed to have been duly given and made if served  either by  personal  delivery to the party for whom  intended  (which shall include delivery by a reputable  overnight courier) or three business days after being  deposited,  postage prepaid,  certified or registered mail,  return receipt requested, in the United States mail bearing the following address shown for, or such other address as may be  designated  in writing  hereafter by, such party:

            If to the Sellers:           at the  addresses  set forth  opposite
                                         their    respective   names   on   the
                                         signature pages hereto.

               with a copy to:           Hogan & Hartson  LLP 555 13th  Street,
                                         NW  Washington,  DC  20004  Attention:
                                         John Beckman, Esq.

              If to the Buyer:           NYFIX,  Inc.  Stamford Harbor Park 333
                                         Ludlow Street  Stamford ,  Connecticut
                                         06902 Attention: Peter K. Hansen

               with a copy to:           Olshan  Grundman  Frome  Rosenzweig  &
                                         Wolosky  LLP  505  Park  Avenue,  16th
                                         Floor   New  York,   New  York   10022
                                         Attention: Benjamin S. Reichel, Esq.

            5.10. Counterparts.  This Agreement may be executed in any number of counterparts,  each of which shall be deemed to be an original  and all of which together shall be deemed to be one and the same instrument.  A facsimile copy of a signature  page shall be deemed an  original  signature  for  purposes of this
Agreement.

                            [SIGNATURE PAGE FOLLOWS]

             IN WITNESS  WHEREOF,  the parties  hereto have each  executed  this
Agreement as of the date first written above.

BUYER:

NYFIX, INC.

By:  /s/ Peter K. Hansen
        -----------------------------
        Name:  Peter K. Hansen
        Title:  President

SELLERS:

/s/ Edward Brandman                               Address: 6 Wolf Hill Terrace
-----------------------------                     ------------------------------
Edward Brandman                                   Martinsville, NJ 08836
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------

/s/ Daniel Ryan                                   Address: 37 River Avenue
-----------------------------                     ------------------------------
Daniel Ryan                                       Cornwall on Hudson, NY 12520
                                                  ------------------------------
                                                  ------------------------------

/s/ Ken DeGiglio                                  Address: 5 Forest Gardens Dr.
-----------------------------                     ------------------------------
Ken DeGiglio                                      Matawan, NJ 07747
                                                  ------------------------------
                                                  ------------------------------